PURCHASE AND SALE AGREEMENT
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     This  Purchase  and  Sale  Agreement,  dated as of May ___, 2003, is by and between  MacDermid,  Incorporated ("MACDERMID") and Citicorp Venture Capital Ltd
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("CVC").  MacDermid  and  CVC  are  sometimes  collectively  referred  to as the
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"PARTIES"  and  each  individually  as  a  "PARTY."
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     WHEREAS,  CVC is the holder of 2,201,720 shares of MacDermid's common stock
(the  "SHARES");
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WHEREAS,  CVC  desires  to sell 1,350,000 of the Shares (the "PURCHASED SHARES")
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and  MacDermid  desires to purchase such Shares in accordance with the terms and conditions  set  forth  herein;
WHEREAS, MacDermid desires to obtain an option to purchase the remaining 851,720 Shares (the "REMAINING SHARES") and CVC desires to grant such an option in
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accordance  with  the  terms  and  conditions  set  forth  herein;  and
WHEREAS, CVC desires to obtain an option to sell the Remaining Shares to MacDermid (if not otherwise purchased by MacDermid pursuant to the above referenced purchase option) and MacDermid desires to grant such an option in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound by the terms and conditions  of  this  Agreement,  the  Parties  hereby  agree  as  follows:
     1.     PURCHASE  AND  SALE  OF  MACDERMID  COMMON  STOCK.
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          1.1     Purchase  and  Sale.  Upon  the  terms  and  subject  to  the
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conditions  contained  herein,  CVC hereby agrees to sell and transfer, free and clear of all Liens (as defined below), all of its right, title and interest in the Purchased Shares to MacDermid, and MacDermid hereby agrees to purchase the Purchased Shares for a purchase price per Share of $22.60 for an aggregate purchase price of $30,510,000.
          1.2     Closing.  The  closing  of  the  transactions  contemplated by
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Section  1.1  above  shall  take  place  on the sooner to occur of (i) the third business day following the execution date of this Agreement or (ii) May 16, 2003, in either instance at the Company's offices in Waterbury, Connecticut or at such other time and place as the Parties shall mutually agree. At the closing, (i) CVC shall validly transfer to MacDermid, by all necessary and appropriate assignments, stock transfer powers and other instruments of transfer and conveyance, free and clear of all Liens, all of its right, title and interest in and to the Purchased Shares and (ii) MacDermid shall deliver the purchase price therefor, via wire transfer to CVC.
     2.     OPTION  TO  PURCHASE  REMAINING  SHARES.
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          2.1     Exercise  of Option to Purchase.  MacDermid shall have and CVC
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hereby  grants  to MacDermid, the option, but not the obligation to purchase and
CVC shall have the obligation to sell all of the Remaining Shares (the "PURCHASE
                                                                        --------
OPTION").  The Purchase Option shall be exercisable for the period commencing on
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the  date  of  closing referenced in Section 1.2 above and ending on November 3,
2003  (the  "PURCHASE  OPTION  TERMINATION  DATE"),  in one or more tranches, by
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MacDermid's delivery of one or more written notices (which notices shall include a calculation of the purchase price per Share as determined below) to CVC on or prior to the Purchase Option Termination Date. The purchase price per Share shall be an amount equal to the average closing sale prices for MacDermid common stock on The New York Stock Exchange for the 10 consecutive trading days immediately preceding the date of MacDermid's exercise notice, as reported in The Wall Street Journal; however the purchase price per Share hereunder shall be
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no  less  than  $22.60  or  more than $25. If the average exceeds $25/Share, the purchase price shall be $25/Share and if the average is less than $22.60/Share, the purchase price shall be $22.60/Share.

          2.2     Closing.  The closing of each of the transactions contemplated
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by  Section  2.1  above shall take place no later than 3 business days following the delivery by MacDermid of each of its option exercise notice(s) to CVC at the Company's offices in Waterbury, Connecticut or at such other time and place as the Parties shall mutually agree. At the closing, (i) CVC shall validly transfer to MacDermid, by all necessary and appropriate assignments, stock transfer powers and other instruments of transfer and conveyance, free and clear of all Liens, all of its right, title and interest in and to the number of the Remaining Shares specified in MacDermid's option exercise notice and (ii) MacDermid shall deliver the purchase price therefor via wire transfer to CVC.
     3.     OPTION  TO  SELL  REMAINING  SHARES.
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          3.1     Exercise of Option to Sell.  If MacDermid does not exercise in
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its  entirety  the Purchase Option in accordance with Section 2 above, CVC shall have  and  MacDermid  hereby  grants to CVC the option but not the obligation to sell and to require MacDermid to purchase, and upon such exercise MacDermid shall have the obligation to purchase, all of the Remaining Shares as to which MacDermid has not exercised the Purchase Option (the "SALE OPTION"). The Sale
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Option  shall  be exercisable from 9:00 am EST on November 4, 2003 until 5:00 pm
EST on November 7, 2003 by CVC's delivery of a written notice (which notice shall include a calculation of the purchase price per Share as determined below) to MacDermid prior to 5:00 pm EST on November 7, 2003. The purchase price per Share shall be an amount equal to the average closing sale prices for MacDermid common stock on The New York Stock Exchange for the 10 consecutive trading days immediately preceding the date of CVC's exercise notice, as reported in The Wall
                                                                        --------
Street  Journal; however the purchase price per Share hereunder shall be no less
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than  $22.60  or  more  than $25. If the average exceeds $25/Share, the purchase price shall be $25/Share and if the average is less than $22.60/share, the purchase price shall be $22.60/Share.

          3.2     Closing.  The  closing  of  the  transactions  contemplated by
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Section  3.1  above shall take place no later than three (3) business days after the delivery of the notice exercising the Sale Option by CVC to MacDermid at the Company's offices in Waterbury, Connecticut or at such other time and place as the Parties shall mutually agree. At the closing, (i) CVC shall validly transfer to MacDermid, by all necessary and appropriate assignments, stock transfer powers and other instruments of transfer and conveyance, free and clear of all Liens, all of its right, title and interest in and to the Remaining Shares as to which MacDermid has not exercised the Purchase Option and (ii) MacDermid shall deliver the purchase price therefor via wire transfer to CVC.
     4.     REPRESENTATIONS  AND WARRANTIES OF CVC.  CVC represents and warrants
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to  MacDermid  that  the  following  representations and warranties are true and correct  as  of  the  date  hereof and as of the date of each closing hereunder.

          4.1     Authority.  CVC  has  all  corporate  power  and  authority
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necessary  to  enter  into  and  perform  this  Agreement  and to consummate the transactions contemplated hereby. The execution and delivery by CVC of this Agreement, the performance by CVC of its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of CVC. This Agreement is the legal, valid and binding obligation of CVC, enforceable against CVC in accordance with its terms.
     4.2     No  Violations.  The  execution  and delivery of this Agreement and
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the  consummation  of  the  transactions  contemplated  thereby  shall  not  (i)
contravene any provisions of CVC's charter documents; (ii) violate or constitute a breach of any decision, judgment, or order of any court or arbitration board or of any governmental department, commission, board, agency, or instrumentality, domestic or foreign, by which CVC is bound or to which it or any of Shares are subject; or (iv) violate any applicable law, rule, or regulation to which CVC or any of the Shares are bound.
     4.3     No Consents or Approvals of Governmental Authorities or Others.  No
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consent or approval of, or filing and expiration of a waiting period or a period for disapproval by, any governmental authority or other third party, is required for the sale of the Shares by CVC or for the consummation the transactions contemplated by this Agreement.
          4.4     Title  to  Shares.  CVC  owns the Shares free and clear of any
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claims,  charges,  liens,  security  interests,  encumbrances  or  any  other restrictions and such Shares are not bound by or subject to any proxy, agreement, voting trust or other restriction regarding the transfer or voting thereof (collectively, the "LIENS"), and good and marketable title to such
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Shares  shall  be  transferred to MacDermid at the closing(s) hereunder free and clear  of  any  Liens.
     5.     REPRESENTATIONS  AND  WARRANTIES OF MACDERMID.  MacDermid represents
            ---------------------------------------------
and warrants to CVC that the following representations and warranties are true and correct as of the date hereof and as of the date of each closing hereunder.

          5.1     Authority.  MacDermid  has  all  corporate power and authority
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necessary  to  enter  into  and  perform  this  Agreement  and to consummate the transactions contemplated hereby. The execution and delivery by MacDermid of this Agreement, the performance by MacDermid its obligations hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of MacDermid. This Agreement is the legal, valid and binding obligation of MacDermid, enforceable against MacDermid in accordance with its terms.
     5.2     No  Violations.  The  execution  and delivery of this Agreement and
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the  consummation  of  the  transactions  contemplated  thereby  shall  not  (i)
contravene any provisions of MacDermid's charter documents; (ii) violate or constitute a breach of any decision, judgment, or order of any court or arbitration board or of any governmental department, commission, board, agency, or instrumentality, domestic or foreign, by which MacDermid is bound or to which it is subject; or (iv) violate any applicable law, rule, or regulation to which MacDermid is bound.
     6.     MISCELLANEOUS  PROVISIONS.
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          6.1     No  Further  Sales. On and after the date hereof and until the
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close of business on November 3, 2003, CVC covenants and agrees that it will not sell any of the Shares. After expiry of the Purchase Option, CVC shall be free to sell the Shares. Nothing contained herein shall affect the registration rights previously granted to CVC pursuant to the registration rights agreement between the parties.
          6.2     Assignment.  This  Agreement  shall be binding on and inure to
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the  benefit of the Parties and their successors and permitted assigns.  Neither
Party shall assign this Agreement or any of its rights, obligations or privileges under this Agreement, including, without limitation, by operation of law, without the prior written consent of the other Party, except that MacDermid may assign this Agreement to any of its affiliates.
          6.3     Governing  Law;  Jurisdiction.  This  Agreement  shall  be
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construed  in  accordance with the internal laws, without regard to conflicts of interest  principles,  of  the  State  of  Connecticut.
          6.4     Severability.  In  the  event  that  any  one  or  more of the
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provisions  (or  any  part  thereof)  contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement; provided, however, that if the deletion of any provision hereof frustrates an
       -   -------
essential purpose of this Agreement or material rights of a Party, the Parties shall seek in good faith alternative provisions or arrangements to achieve the same purposes as the invalid, illegal or unenforceable provision.
          6.5     Integrated  Document.  This  Agreement  constitutes the entire
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agreement  between  the  Parties  relating to the subject matter hereof, and all prior agreements shall be deemed merged into the provisions of and superseded by this Agreement. No amendment or supplement hereof shall be effective or binding on either Party hereto unless reduced to writing and executed by the duly authorized representatives of both Parties.
          6.6     Notices.  Any  notice  given in connection with this Agreement
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shall  be  in  writing and shall be delivered (i) by certified first class mail, return receipt requested, (ii) by a nationally-recognized express courier delivery service, (iii) by hand, or (iv) by facsimile transmission, in each case addressed to the Parties as follows:




IF TO CVC TO:. . . . . . . . . . . . . . . .  WITH A COPY TO:

Citicorp Venture Capital, Ltd.
399 Park Avenue. . . . . . . . . . . . . . .  Kirkland & Ellis
New York, NY 10022 . . . . . . . . . . . . .  Citicorp Center
Fax: (212) 888-2940. . . . . . . . . . . . .                 153 East 53rd Street
Attention:  Joseph Silvestri . . . . . . . .  New York, NY  10022-4675
                                              Fax:  (212) 446-4900
                                              Attention:  Adrian van Schie, Esq.



IF TO MACDERMID TO:. . . . . . . . . . . . .  WITH A COPY TO:

MacDermid, Incorporated. . . . . . . . . . .  Nutter, McClennen & Fish LLP
245 Freight Street . . . . . . . . . . . . .                    155 Seaport Blvd.
Waterbury, CT  06702 . . . . . . . . . . . .  World Trade Center West
Fax:  (203) 575-5630 . . . . . . . . . . . .  Boston, MA 02210
Attention:  John L. Cordani, Esq.. . . . . .  Fax:  (617) 310-9342
               General Counsel and Secretary  Attention:  Michael E. Mooney, Esq.




Any such address may be changed by written notice given in accordance herewith. Any notice shall be deemed delivered as follows: (a) if given in the manner described in clause (i), five (5) days after being deposited with the U.S. Postal Service, (b) if given in the manner described in clause (ii), the next business day after being deposited for delivery with the courier; (c) if given in the manner described in clause (iii), when delivered; and (d) if given in the manner described in clause (iv), when transmitted (provided that the sender receives and retains electronic confirmation of the successful completion of such facsimile transmission).

     6.7 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.
IN WITNESS WHEREOF, the parties have executed this Purchase and Sale Agreement as of the day and year first written above.
     MACDERMID,  INCORPORATED

     By:  ____________________________________
            Name:
       Title:


     CITICORP  VENTURE  CAPITAL  LTD.

     By:  ____________________________________
       Name:
       Title: